PHOENIX FUNDAMENTAL GROWTH FUND,
                A SERIES OF PHOENIX STRATEGIC EQUITY SERIES FUND

             Supplement dated March 26, 2007, to the Prospectus and Statement of Additional Information dated September 29, 2006, as supplemented October 6, 2006, November 13, 2006, December 6, 2006,
                     December 7, 2006 and February 6, 2007

IMPORTANT NOTICE TO INVESTORS

         On February 28, 2007, the Board of Trustees of the Phoenix Strategic Equity Series Fund voted to liquidate the PHOENIX FUNDAMENTAL GROWTH FUND. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective April 9, 2007, the Phoenix Fundamental Growth Fund will be closed to new investors and additional investor deposits.

         On or about April 27, 2007, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix Fundamental Growth Fund for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on April 27, 2007. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class C Shares.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 690/Close FGF (3/07)